UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 25, 2019

Luna Innovations Incorporated
(Exact name of registrant as specified in its charter)

301 1st Street SW, Suite 200
Roanoke, VA 24011
(Address of principal executive offices, including zip code)
540-769-8400
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	LUNA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth Company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On September 26, 2019, Luna Innovations Incorporated (the "Company") issued a press release announcing that Carilion Clinic ("Carilion") had given notice to the Company to convert 1,321,514 shares of series A convertible preferred stock (the “Series A Preferred”) into an equivalent number of shares of the Company's common stock, effective September 30, 2019.

A copy of this press release is furnished herewith as Exhibit 99.1 to this Current Report. The information contained in the press release furnished as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01.	Other Events.

As described above, on September 25, 2019, Carilion provided notice to the Company to convert 1,321,514 shares of Series A Preferred into an equivalent number of shares of the Company's common stock, effective September 30, 2019. The Series A Preferred was non-voting, carried a dividend of 6% payable in shares of common stock, was convertible into an equivalent number of shares of common stock at Carilion’s option, and maintained a liquidation preference $4.69159 per share. The accrued dividend shares were issuable upon demand by Carilion. In connection with the conversion of the Series A convertible preferred shares, the Company will also issue to Carilion 770,454 shares of the Company’s common stock, representing the accrued dividends as of September 30, 2019.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit	Description

99.1	Press Release, dated September 26, 2019, by Luna Innovations Incorporated

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luna Innovations Incorporated

By:	/s/ Scott A. Graeff
Scott A. Graeff President and Chief Executive Officer
Date: September 26, 2019